                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                    480,352.01
           Available Funds:
                     Contract Payments due and received in this period                         3,845,566.47
                     Contract Payments due in prior period(s) and received in this period        233,964.84
                     Contract Payments received in this period for next period                   167,459.22
                     Sales, Use and Property Tax, Maintenance, Late Charges                      157,339.15
                     Prepayment Amounts related to early termination in this period            1,650,510.09
                     Servicer Advance                                                            246,763.65
                     Proceeds received from recoveries on previously Defaulted Contracts               0.00
                     Transfer from Reserve Account                                                 4,190.92
                     Interest earned on Collection Account                                         5,242.81
                     Interest earned on Affiliated Account                                           531.01
                     Proceeds from repurchase of Contracts per Contribution and Servicing
                        Agreement Section 5.03                                                         0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01
                        (Substituted contract < Predecessor contract)                                  0.00
                     Amounts paid under insurance policies                                             0.00
                     Any other amounts                                                                 0.00
                                                                                              --------------
           Total Available Funds                                                               6,791,920.17
           Less: Amounts to be Retained in Collection Account                                    484,340.64
                                                                                              --------------
           AMOUNT TO BE DISTRIBUTED                                                            6,307,579.53
                                                                                              ==============


           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                         0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable Advances or
                               Servicer Advances                                                 233,964.84
                     3.     To Noteholders (For Servicer Report immediately following
                               the Final Additional Closing Date)

                                   a) Class A1 Principal and Interest                                  0.00
                                   a) Class A2 Principal (distributed after A1 Note
                                        matures) and Interest                                          0.00
                                   a) Class A3 Principal (distributed after A2 Note
                                        matures) and Interest                                  4,546,242.28
                                   a) Class A4 Principal (distributed after A3 Note
                                        matures) and Interest                                    595,956.85
                                   b) Class B Principal and Interest                              87,831.93
                                   c) Class C Principal and Interest                             176,214.85
                                   d) Class D Principal and Interest                             119,067.61
                                   e) Class E Principal and Interest                             155,538.90

                     4.     To Reserve Account for Requirement per Indenture
                               Agreement Section 3.08                                                  0.00
                     5.     To Issuer - Residual  Principal and Interest and Reserve
                               Account Distribution
                                   a) Residual Interest (Provided no Restricting or
                                      Amortization Event in effect)                               25,965.50
                                   b) Residual Principal (Provided no Restricting or
                                      Amortization Event in effect)                              153,064.51
                                   c) Reserve Account Distribution (Provided no
                                      Restricting or Amortization Event in effect)                 4,190.92
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank
                              Interest Earned and Any Other Amounts                              163,112.97
                     7.     To Servicer, Servicing Fee and other Servicing Compensations          46,428.37
                                                                                              --------------
           TOTAL FUNDS DISTRIBUTED                                                             6,307,579.53
                                                                                              ==============

                                                                                              --------------
           End of Period Collection Account Balance {Includes Payments in Advance &
               Restricting Event Funds (if any)}                                                 484,340.64
                                                                                              ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                             $2,702,437.25
            - Add Investment Earnings                                                              4,190.92
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)           0.00
            - Less Distribution to Certificate Account                                             4,190.92
                                                                                              --------------
End of period balance                                                                         $2,702,437.25
                                                                                              ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                    $2,702,437.25
                                                                                              ==============

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 16, 2002


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes

                          Pool A                 87,768,980.63
                          Pool B                 21,182,452.30
                                                 -------------
                                                                 108,951,432.93
Class A Overdue Interest, if any                          0.00
Class A Monthly Interest - Pool A                   525,484.64
Class A Monthly Interest - Pool B                   126,822.18



Class A Overdue Principal, if any                         0.00
Class A Monthly Principal - Pool A                3,695,643.84
Class A Monthly Principal - Pool B                  794,248.47
                                                 -------------
                                                                    4,489,892.31
Ending Principal Balance of the Class A Notes
                          Pool A                 84,073,336.79
                          Pool B                 20,388,203.83
                                                 -------------
                                                                  --------------
                                                                  104,461,540.62
                                                                  ==============


--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000      Ending Principal
Original Face $237,814,000      Original Face $237,814,000     Balance Factor
               $  2.742929             $         18.879849           43.925732%
--------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
          Class A1                                        0.00
          Class A2                                        0.00
          Class A3                                9,900,432.93
          Class A4                               99,051,000.00
                                                 -------------

Class A Monthly Interest                                          108,951,432.93
          Class A1 (Actual Number Days/360)               0.00
          Class A2                                        0.00
          Class A3                                   56,349.97
          Class A4                                  595,956.85
                                                 -------------

Class A Monthly Principal
          Class A1                                        0.00
          Class A2                                        0.00
          Class A3                                4,489,892.31
          Class A4                                        0.00
                                                 -------------
                                                                    4,489,892.31
Ending Principal Balance of the Class A Notes
          Class A1                                        0.00
          Class A2                                        0.00
          Class A3                                5,410,540.62
          Class A4                               99,051,000.00

                                                 -------------
                                                                  --------------
                                                                  104,461,540.62
                                                                  ==============


Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $65,098,000      Original Face $65,098,000        Balance Factor
              $  0.865618                    $ 68.971279              8.311378%
--------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the
           Class B Notes
                                          Pool A                     1,496,337.31
                                          Pool B                       361,141.67
                                                                   --------------
                                                                                                   1,857,478.98

           Class B Overdue Interest, if any                                  0.00
           Class B Monthly Interest - Pool A                             9,102.72
           Class B Monthly Interest - Pool B                             2,196.95
           Class B Overdue Principal, if any                                 0.00
           Class B Monthly Principal - Pool A                           62,993.93
           Class B Monthly Principal - Pool B                           13,538.33
                                                                   --------------
                                                                                                      76,532.26
           Ending Principal Balance of the Class B Notes
                                  Pool A                             1,433,343.38
                                  Pool B                               347,603.34
                                                                   --------------                 -------------
                                                                                                   1,780,946.72
                                                                                                  =============


           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,054,000                 Original Face  $4,054,000                        Balance Factor
                     $     2.787289                         $       18.878209                              43.930605%
           -------------------------------------------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class C Notes
                                   Pool A                                 2,991,893.58
                                   Pool B                                   722,064.36
                                                                          -------------
                                                                                                     3,713,957.94

           Class C Overdue Interest, if any                                       0.00
           Class C Monthly Interest - Pool A                                 18,649.47
           Class C Monthly Interest - Pool B                                  4,500.87
           Class C Overdue Principal, if any                                      0.00
           Class C Monthly Principal - Pool A                               125,987.86
           Class C Monthly Principal - Pool B                                27,076.65
                                                                          -------------
                                                                                                       153,064.51
           Ending Principal Balance of the Class C Notes
                                Pool A                                    2,865,905.72
                                Pool B                                      694,987.71
                                                                          ------------              -------------
                                                                                                     3,560,893.43
                                                                                                    =============


           ------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $8,107,000                 Original Face $8,107,000                         Balance Factor
                     $     2.855599                         $       18.880537                              43.923689%
           ------------------------------------------------------------------------------------------------------------


                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                   Pool A                                     1,994,856.04
                                   Pool B                                       481,449.26
                                                                             -------------
                                                                                                          2,476,305.30

           Class D Overdue Interest, if any                                           0.00
           Class D Monthly Interest - Pool A                                     13,714.64
           Class D Monthly Interest - Pool B                                      3,309.96
           Class D Overdue Principal, if any                                          0.00
           Class D Monthly Principal - Pool A                                    83,991.91
           Class D Monthly Principal - Pool B                                    18,051.10
                                                                             -------------
                                                                                                            102,043.01
           Ending Principal Balance of the Class D Notes
                                Pool A                                        1,910,864.13
                                Pool B                                          463,398.16
                                                                             -------------                -------------
                                                                                                           2,374,262.29
                                                                                                          =============


           ------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $5,405,000                 Original Face $5,405,000                         Balance Factor
                     $     3.149787                         $       18.879373                              43.927147%
           ------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class E Notes
                                   Pool A                                     2,493,374.85
                                   Pool B                                       601,756.79
                                                                             -------------
                                                                                                           3,095,131.64
           Class E Overdue Interest, if any                                           0.00
           Class E Monthly Interest - Pool A                                     22,544.26
           Class E Monthly Interest - Pool B                                      5,440.88
           Class E Overdue Principal, if any                                          0.00
           Class E Monthly Principal - Pool A                                   104,989.88
           Class E Monthly Principal - Pool B                                    22,563.88
                                                                             -------------
                                                                                                             127,553.76
           Ending Principal Balance of the Class E Notes
                                Pool A                                        2,388,384.97
                                Pool B                                          579,192.91
                                                                             -------------                -------------
                                                                                                           2,967,577.88
                                                                                                          =============

           ------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $6,756,000                 Original Face $6,756,000                         Balance Factor
                     $     4.142265                         $       18.880071                              43.925072%
           ------------------------------------------------------------------------------------------------------------


                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                2,992,459.58
                                          Pool B                                  722,223.06
                                                                                -------------
                                                                                               3,714,682.64

           Residual Interest - Pool A                                              20,919.87
           Residual Interest - Pool B                                               5,045.63
           Residual Principal - Pool A                                            125,987.86
           Residual Principal - Pool B                                             27,076.65
                                                                                -------------
                                                                                                 153,064.51
           Ending Residual Principal Balance
                                          Pool A                                2,866,471.72
                                          Pool B                                  695,146.41
                                                                                -------------
                                                                                               -------------
                                                                                               3,561,618.13
                                                                                               =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                      46,428.37
            - Servicer Advances reimbursement                                                    233,964.84
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                    163,112.97
                                                                                               -------------
           Total amounts due to Servicer                                                         443,506.18
                                                                                               =============


                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002








XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the beginning of the related Collection Period                                   99,737,901.98

               Aggregate Discounted Contract Balance of Additional Contracts
                 acquired during Collection Period                                                                       0.00

               Decline in Aggregate Discounted Contract Balance                                                  4,199,595.27

                 Aggregate Discounted Contract Balance, as defined in Indenture                               ---------------
                 Agreement, at the ending of the related Collection Period                                      95,538,306.71
                                                                                                              ===============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances              2,565,828.83

                   - Principal portion of Prepayment Amounts                                    1,633,766.44

                   - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                             0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                            0.00


                   - Aggregate Discounted Contract Balance of Substitute
                     Contracts added during Collection Period                                           0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                     Contracts withdrawn during Collection Period                                       0.00
                                                                                              ---------------
                           Total Decline in Aggregate Discounted  Contract Balance              4,199,595.27
                                                                                              ===============


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture
                 Agreement, at the beginning of the related Collection Period                                  24,071,087.41

               Aggregate Discounted Contract Balance of Additional Contracts
                 acquired during Collection Period                                                                       0.00

               Decline in Aggregate Discounted Contract Balance                                                    902,555.08
               Aggregate Discounted Contract Balance, as defined in Indenture                                 ---------------
                 Agreement, at the ending of the related Collection Period                                      23,168,532.33
                                                                                                             ================

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances                895,761.74
                   - Principal portion of Prepayment Amounts                                        6,793.34
                   - Principal portion of Contracts repurchased under Indenture
                     Agreement Section 4.02                                                             0.00
                   - Aggregate Discounted Contract Balance of Contracts that have
                     become Defaulted Contracts during the Collection Period                            0.00
                   - Aggregate Discounted Contract Balance of Substitute
                     Contracts added during Collection Period                                           0.00
                   - Aggregate Discounted Contract Balance of Predecessor
                     Contracts withdrawn during Collection Period                                       0.00

                                                                                              ---------------
                                Total Decline in Aggregate Discounted Contract Balance            902,555.08

                                                                                              ===============

                                                                                                             ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                             118,706,839.04
                                                                                                             ================

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                              Predecessor
                                                                    Discounted      Predecessor   Discounted
              Lease #               Lessee Name                     Present Value   Lease #       Present Value
              -------------------------------------------------------------------   ------------  --------------
              3024-003              RADNET MANAGEMENT II, INC.      $1,289,113.68   1667-003      $1,466,069.44
                                    CASH                              $176,955.76
              1743-004              HYPERBARIC MANAGEMENT SYS       $1,539,883.34   2425-001      $1,890,612.33
              3221-001              TOTAL IMAGING OF SUN CITY, LLC  $1,496,892.51   2427-001      $1,194,070.97
              3307-001              OPEN MRI OHIO 2 VENTURES, LLC   $1,181,820.77   917-503         $644,152.99
              3323-003              OPEN MRI OHIO 1 VENTURES, LLC   $1,162,123.59   1004-503         $77,559.49
                                                                                    1048-501        $896,884.04
                                                                                    1049-504        $644,152.99
                                                                                    1050-504         $85,901.56
                                                                    -------------                 --------------
                                       Totals:                      $6,846,789.65                 $6,899,403.81

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                        $6,899,403.81
  b) ADCB OF POOL A AT CLOSING DATE                                                             $211,061,551.13
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing  $0.00
Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD        YES                               NO   X
                                                                              ------                            ------


              POOL B                                                                                    Predecessor
                                                     Discounted                  Predecessor            Discounted
              Lease #   Lessee Name                  Present Value               Lease #                Present Value
              --------------------------             ---------------             ------------           --------------
                        NONE









                                                     -------                                                     ------
                                        Totals:       $0.00                                                      $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                          $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                      0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE SERVICER HAS
              FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing       $0.00
Agreement Section 7.02

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                               NO   X
                                                                                   ------                            ------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 15, 2002

XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                        Predecessor
                                                                            Discounted        Predecessor    Discounted
              Lease #          Lessee Name                                  Present Value     Lease #        Present Value
              --------------------------------------------------            -------------     ------------   ----------------
              2841-001         Medical Imaging Co. Inc.                      1,121,500.51      2207-001         $551,274.29
              2004383-1        Robert Wood Johnson University                  512,828.61      2207-002       $1,160,782.50
              2005209-2        Memorial Regional Medical Center                252,655.70      2207-003         $181,136.33
                               Cash                                              6,208.31
              2875-007         MRI of River North, Inc. et al.               1,629,015.55      2337-001       $1,215,773.70
              3024-003         Radnet Management II, Inc.                    1,495,882.60      4283-401         $286,487.54
                                                                                               2314-002       $1,209,395.06




                                                                            --------------                   ---------------
                                                                Totals:     $5,018,091.28                     $4,604,849.42

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORM                                                            $4,604,849.42
b) ADCB OF POOL A AT CLOSING DATE                                                                           $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                      2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD     YES                                  NO     X
                                                                           ----------                           --------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                   Predecessor
                                                         Discounted      Predecessor                          Discounted
              Lease #          Lessee Name               Present Value   Lease #                              Present Value
              -------------------------------            -------------   -------------------------            --------------
                               None









                                                         ------                                               --------------
                                             Totals:     $0.00                                                         $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                               $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                         $0.00


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES                                  NO     X
                                                                             --------------                       --------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 18, 2002




XV.    POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
   This Month                          1,919,697.26        This Month            118,706,839.04
   1 Month Prior                         305,717.75        1 Month Prior         123,808,989.39
   2 Months Prior                        294,999.00        2 Months Prior        127,173,259.15

   Total                               2,520,414.01        Total                 369,689,087.58

   A) 3 MONTH AVERAGE                    840,138.00        B) 3 MONTH AVERAGE    123,229,695.86

   c) a/b                                     0.68%


2. Does a Delinquency Condition Exist (1c > 6% )?                                        Yes              No        X
                                                                                            --------------    -------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                  Yes              No       X
                                                                                             --------------    -------------
   B. An Indenture Event of Default has occurred and is then continuing?                  Yes              No       X
                                                                                             --------------    -------------

4. Has a Servicer Event of Default occurred?                                              Yes              No       X
                                                                                             --------------    -------------



5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                       Yes              No       X
                                                                                             --------------    -------------
   B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
      or obligation not remedied within 90 days?                                          Yes              No       X
                                                                                             --------------    -------------

   C. As of any Determination date, the sum of all defaulted contracts since the
      Closing date exceeds 6% of the ADCB on the Closing Date?                            Yes              No       X
                                                                                             --------------    -------------

6. Aggregate Discounted Contract Balance at Closing Date                             Balance $270,243,724.70
                                                                                             ---------------

   DELINQUENT LEASE SUMMARY

          Days Past Due      Current Pool Balance     # Leases
          -------------      --------------------     --------
                31 - 60             1,791,020.83            33
                61 - 90             2,491,057.41            13
               91 - 180             1,919,697.26             9


   Approved By:
   Matthew E. Goldenberg
   Vice President
   Structured Finance and
   Securitization